Exhibit 10.2

WAIVER AND THIRD AMENDMENT TO

TERM LOAN CREDIT AGREEMENT

This Waiver and Third Amendment, dated as of February 9, 2007 (this “Waiver and Amendment”), is executed and delivered by D 56, INC., a Minnesota corporation (“D 56”), LENOX RETAIL, INC., a Minnesota corporation (“Lenox Retail”), LENOX, INCORPORATED, a New Jersey corporation (“Lenox” and, together with D 56 and Lenox Retail, “Borrowers” and each individually, a “Borrower”), the Term Loan Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Term Loan Lenders”) and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of September 1, 2005, as amended by that certain First Amendment thereto, dated as of January 23, 2006, and by that certain Second Amendment thereto, dated as of April 27, 2006 (as such agreement may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have informed Administrative Agent and Term Loan Lenders that the following Events of Default (the “Specified Events of Default”) have occurred and are continuing: (i) failure to achieve the maximum Leverage Ratio pursuant to Section 6.08(a) of the Credit Agreement for the Test Period ended December 31, 2006 and (ii) failure to achieve the minimum Interest Coverage Ratio pursuant to Section 6.08(b) of the Credit Agreement for the Test Period ended December 31, 2006;

WHEREAS, Administrative Agent and Term Loan Lenders are willing to consent to a waiver of the Specified Events of Default as and to the extent set forth in this Waiver and Amendment and subject to the terms and conditions set forth herein;

WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Waiver and Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.             Limited Waiver. Administrative Agent and Term Loan Lenders hereby waive the Specified Events of Default solely for the time period ending on April 30, 2007 (the “Waiver Termination Date”). On the earlier of the Waiver Termination Date or the occurrence of any other Event of Default under the Credit Agreement, the foregoing waiver shall automatically terminate and the Specified Events of Default shall then be existing and continuing Events of

Default under the Credit Agreement entitling the Administrative Agent and Term Loan Lenders to exercise all rights and remedies with respect thereto as though such waiver had never been in effect.

3.	Amendments.

3.1.         Section 5.01(h) of the Credit Agreement is amended by deleting the words “Not later than the first day of each fiscal year” and inserting in place thereof, the following words at the beginning of such section: “With respect to the fiscal year 2007, not later than March 15, 2007, and with respect to each fiscal year thereafter, not later than 60 days after the first day of each such fiscal year”.

3.2.         The following is inserted as a new Section 6.08(d) to the Credit Agreement:

“(d) Minimum Borrowing Availability. Permit Borrowing Availability (as defined in the Revolving Credit Agreement) to be less than $5,000,000 at any time.”

3.3.         Section 1.01 of the Credit Agreement is amended by deleting the definition of the term “Applicable Margin” and replacing it with the following:

“Applicable Margin” shall mean, for any day, with respect to any ABR Term Loan, 3.00%, and with respect to any Eurodollar Term Loan, 4.00%.”

3.4.         The following amendments set forth in this Section 3.4 are made as temporary amendments to the Credit Agreement solely until the Waiver Termination Date. On the earlier of the Waiver Termination Date or the occurrence of any Event of Default (other than the Specified Events of Default), the following amendments shall automatically terminate and the respective covenant levels so amended shall revert to the levels in effect under the Credit Agreement prior to such amendments as though such amendments had never been in effect:

(a)          Section 6.08(a) of the Credit Agreement is amended by resetting the Leverage Ratio covenant level for the Test Period of four fiscal quarters ending March 31, 2007 to 5.40 to 1.0.

(b)          Section 6.08(b) of the Credit Agreement is amended by resetting the Interest Coverage Ratio covenant level for the Test Period of four fiscal quarters ending March 31, 2007 to 1.25 to 1.0.

4.            Conditions Precedent to Effectiveness. The effectiveness of this Waiver and Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

4.1.         Administrative Agent’s receipt of counterparts of this Waiver and Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Required Lenders.

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4.2.         Borrowers shall have paid to the Administrative Agent a nonrefundable fee for the ratable account of those Term Loan Lenders who consent to this Waiver and Amendment, evidenced by their timely delivery to the Administrative Agent of an executed counterpart signature page hereto, in an amount equal to fifteen basis points (i.e., 0.15%) of the aggregate Term Loans outstanding of such consenting Term Loan Lenders.

4.3.         The required lenders under the Revolving Credit Agreement shall have waived the events of defaults arising under the Revolving Credit Agreement as a result of the Specified Events of Default.

4.4.         After giving effect to this Waiver and Amendment, no Default or Event of Default shall have occurred and be continuing.

4.5.         Borrowers shall have delivered to the Administrative Agent a completed Perfection Certificate Supplement, dated as of the date hereof.

5.	Reference to and Effect Upon the Credit Agreement and other Loan Documents.

5.1.         The Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each other Loan Party. Without limiting the foregoing, the Liens granted pursuant to the Security Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

5.2.         The effect of this Waiver and Amendment shall be limited precisely as written and, except as expressly set forth herein, shall not be deemed to be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document.

5.3.         Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.

6.            Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier or email transmission shall be as effective as delivery of a manually executed counterpart signature page to this Waiver and Amendment.

7.            Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Waiver and Amendment (including, without limitation, reasonable attorneys’ fees).

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8.            Governing Law. This Waiver and Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

9.            Headings. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS: D 56, INC. LENOX RETAIL, INC. LENOX, INCORPORATED

By:	/s/ Timothy J. Schugel
Name:	Timothy J. Schugel
Title:	Chief Operating and Financial Officer

GUARANTORS: LENOX GROUP INC. (formerly Department 56, Inc.) LENOX SALES, INC. FL 56 INTERMEDIATE CORP.

By:	/s/ Timothy J. Schugel
Name:	Timothy J. Schugel
Title:	Chief Operating and Financial Officer

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS LOAN FINANCE LLC, as a Term Loan Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Greyrock CDO Ltd, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark II CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark III CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark IV CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark V CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Landmark VI CDO Limited, By: Aladdin Capital Management, as Manager, as a Term Loan Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo Title: Authorized Signatory

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Barclays Bank PLC as a Term Loan Lender

By:	/s/ Marc Berg
Name: Marc Berg Title: Director

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

HARCH CLO II, LTD as a Term Loan Lender

By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Atlas Loan Funding (Navigator), LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC its Investment Manager [ ] as a Term Loan Lender

By:	/s/ Diana M. Himes
Name: Diana M. Himes Title: Associate

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

BELHURST CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

CHARTER VIEW PORTFOLIO By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. As Investment Adviser

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

PETRUSSE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Peter C. Wollman
Name: Peter C. Wollman Title: Authorized Signatory

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Nationwide Life Insurance Company [ ], as a Term Loan Lender

By:	/s/ Thomas M. Powers
Name: THOMAS M. POWERS Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Nationwide Mutual Insurance Company [ ], as a Term Loan Lender

By:	/s/ Thomas M. Powers
Name: THOMAS M. POWERS Title: AUTHORIZED SIGNATORY

If second signature is necessary:

By:
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

Rivendell CBNA Funding LLC, for itself as agent for Rivendell CFPI Loan Funding LLC as a Term Loan Lender

By:	/s/ Patrick W. Reichart
Name: Patrick W. Reichart Title: Attorney-In-Fact

If second signature is necessary:

By:	N/A
Name: Title:

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

RZB Finance LLC as a Term Loan Lender

By:	/s/ John A. Valiska
Name: John A. Valiska Title: First Vice President

If second signature is necessary:

By:	/s/ Dan Dobrjanskyj
Name: Dan Dobrjanskyj Title: Vice President

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

UBS AG, Standard Branch as a Term Loan Lender

By:	/s/ Douglas Gervolino
Name: Douglas Gervolino Title: Associate Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing Title: Associate Director Banking Products Services, US

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)

WELLS FARGO FOOTHILL LLC, as a Term Loan Lender

By:	/s/ Patrick McCormack
Name: Patrick McCormack Title: Vice President

LENOX/D 56 WAIVER AND AMENDMENT (TERM LOAN CREDIT AGREEMENT)